                                                                   EXHIBIT 10.10

                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 19, 2002, is by and among PRG-Schultz USA, Inc. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Lenders have requested and the Borrower has agreed to amend certain terms of the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1. New Definitions. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

                  "Additional Revolving Commitment" means, with respect to any Person which executes a New Commitment Agreement in accordance with
         Section 3.4(d), the commitment of such Person in an aggregate principal amount up to the amount specified in such New Commitment Agreement to make Revolving Loans in accordance with the provisions of Section 2.1(a).

                  "New Commitment Agreement" shall have the meaning assigned to such term in Section 3.4(d).

         2.       Amended Definitions.

         (a) The definition of "Foreign Currency Commitment Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Foreign Currency Commitment Percentage" means, for any Lender, the percentage identified as its Foreign Currency Commitment Percentage on Schedule

     2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3 or any Additional Revolving Commitments made pursuant to Section 3.4(d).

     (b) The definition of "Net Cash Proceeds" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Net Cash Proceeds" means the aggregate cash proceeds received by the Consolidated Parties in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, sales commissions and compensation related expenses) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, (i) cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Asset Disposition, Equity Issuance or Debt Issuance, and (ii) for purposes of calculating the Net Worth covenant in Section 7.11(iv), non-cash consideration received by the Consolidated Parties in any Equity Issuance.

     (c)      The definition of "Revolving Committed Amount" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Revolving Committed Amount" means Fifty Five Million Dollars ($55,000,000), as such amount may be reduced or increased pursuant to
     Section 3.4.

     (d)      The definition of "Revolving Commitment Percentage" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Revolving Commitment Percentage" means, for any Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3 or any Additional Revolving Commitments made pursuant to Section 3.4(d).

     3.       Amendment to Section 3.4. A new subsection (d) is hereby added to
Section 3.4 of the Credit Agreement and shall read as follows:

          (d) Increase in Revolving Committed Amount. Prior to December 31, 2003, the Borrower shall have the right to cause the Revolving Committed Amount to be increased by an aggregate amount of not more than $20,000,000 in one or more separate increases with additional Commitments from the Lenders (which the Lenders may provide in their sole discretion) or new Commitments from other financial institutions, subject, however, in any such case, to satisfaction of the following conditions precedent:

               (i) no Default or Event of Default shall have occurred and be continuing on the date on which such Revolving Committed Amount increase is to become effective;

               (ii) the representations and warranties set forth in Section 6 of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such increase is to become effective (except for those which expressly relate to an earlier date);

               (iii) on or before the date on which such increase is to become effective, the Administrative Agent shall have received (A) for its own account, the mutually acceptable fees and expenses to be paid in connection with such increase and (B) for the account of each Person providing an Additional Revolving Commitment, a commitment fee on the amount of such Additional Revolving Commitment in a mutually acceptable amount to be determined at such time;

               (iv) such requested increase shall be effective on such date only to the extent that, on or before such date, the Administrative Agent shall have received and accepted from (A) one or more Lenders or
          (B) any other financial institution reasonably acceptable to the Administrative Agent and the Borrower, an agreement in the form of
          Exhibit 3.4(d) (each such agreement a "New Commitment Agreement"), with respect to the Additional Revolving Commitment of such Person; and

               (v) upon the execution of any New Commitment Agreement from a Person other than an existing Lender, the Borrower shall deliver an appropriate new Revolving Note to such Person making an Additional Revolving Commitment.

          Upon the effectiveness of any increase in the Revolving Committed Amount pursuant to this subsection (d), the Revolving Commitment Percentage and the Foreign Currency Commitment Percentage of each Lender shall be automatically adjusted to give effect to such increase.

     4. Schedule 2.1(a). Schedule 2.1(a) to the Credit Agreement is hereby amended and amended in its entirety to read as provided on Schedule 2.1(a) attached hereto.

     5. New Exhibit 3.4(d). A new Exhibit 3.4(d) is hereby added to the Credit Agreement and shall read as provided on Exhibit 3.4(d) attached hereto.

     6. Schedule 6.13. Schedule 6.13 to the Credit Agreement is hereby deemed amended to include the following information:

         The Profit Recovery Group Australia, Inc., a Georgia corporation wholly owned by PRG-Schultz International, Inc., is now known as PRG-Schultz Australia, Inc., a Georgia corporation.

         The Profit Recovery Group Canada, Inc., a Georgia corporation wholly owned by PRG-Schultz International, Inc., is now known as PRG-Schultz Canada, Inc., a Georgia corporation.

         PRG-Schultz Canada, Inc. (formerly known as Howard Schultz & Associates (Canada), Inc.), a Texas corporation wholly owned by PRG-Schultz International, Inc., was merged into PRG-Schultz Canada, Inc., a Georgia corporation wholly owned by PRG-Schultz International, Inc.

         PRG-Schultz Canada Corp., a Nova Scotia unlimited liability company, is a wholly owned subsidiary of PRG-Schultz Canada, Inc., a Georgia corporation.

         7. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                  (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

                  (b) The Administrative Agent shall have received a legal opinion from counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent.

                  (c) The Administrative Agent shall have received copies of resolutions (each in form and substance satisfactory to the Administrative Agent) of the Board of Directors of each Credit Party approving and adopting this Amendment and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the date hereof.

         8.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

     (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

     (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

     (h)  Each Credit Party hereby represents and warrants as follows:

          (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

          (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

          (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  PRG-SCHULTZ USA, INC. (formerly The Profit Recovery
                           Group USA, Inc.), a Georgia corporation

                           By: /s/ Donald E. Ellis, Jr.
                              -------------------------------------------
                           Name:  Donald E. Ellis, Jr.
                           Title: Executive Vice President-Finance,
                                  Chief Financial Officer and Treasurer

GUARANTORS:                PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit
                           Recovery Group International, Inc.), a Georgia corporation

                           By:/s/ Donald E. Ellis, Jr.
                              -------------------------------------------
                           Name:   Donald E. Ellis, Jr.
                           Title:  Executive Vice President-Finance,
                                   Chief Financial Officer and Treasurer


                           PRGFS, INC.,
                           PRGLS, INC.,
                           each a Delaware corporation

                           By: /s/ Donald E. Ellis, Jr.
                              ------------------------------------------
                           Name:   Donald E. Ellis, Jr.
                           Title:  Executive Vice President-Finance


                           PRGRS, INC., a Delaware corporation

                           By: /s/ John M. Cook
                              ------------------------------------------
                           Name:  John M. Cook
                           Title: President

                           PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                           PRG HOLDING CO. (FRANCE) NO. 2, LLC,
                           each a Delaware limited liability company

                           By: /s/ Donald E. Ellis, Jr.
                              ------------------------------------------
                           Name:  Donald E. Ellis, Jr.
                           Title: Executive Vice President-Finance,
                                  Chief Financial Officer and Treasurer

GUARANTORS:       THE PROFIT RECOVERY GROUP U.K., INC.,
                  THE PROFIT RECOVERY GROUP ASIA, INC.,
                  PRG-SCHULTZ CANADA, INC. (formerly The Profit Recovery Group
                    Canada, Inc.),
                  THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                  THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                  THE PROFIT RECOVERY GROUP BELGIUM, INC.,
                  THE PROFIT RECOVERY GROUP MEXICO, INC.,
                  THE PROFIT RECOVERY GROUP FRANCE, INC.,
                  PRG-SCHULTZ AUSTRALIA, INC. (formerly The Profit Recovery
                    Group Australia, Inc.),
                  THE PROFIT RECOVERY GROUP GERMANY, INC.,
                  PRG INTERNATIONAL, INC.,
                  THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                  THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                  THE PROFIT RECOVERY GROUP SPAIN, INC.,
                  THE PROFIT RECOVERY GROUP ITALY, INC.,
                  THE PROFIT RECOVERY GROUP GREECE, INC.,
                  THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                  PAYMENT TECHNOLOGIES, INC.,
                  THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                  PRG, INC.,
                  PRG USA, INC.,
                  each a Georgia corporation


                  By: /s/ Donald E. Ellis, Jr.
                     ---------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer


                  HS&A ACQUISITION - UK, INC.,
                  PRG-SCHULTZ AUSTRALIA, INC.,
                  each a Texas corporation

                  By: /s/ Donald E. Ellis, Jr.
                     ---------------------------------
                     Name:  Donald E. Ellis, Jr.
                     Title: Executive Vice President - Finance,
                            Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:              BANK OF AMERICA, N.A.

                                   By: /s/ Nancy S. Goldman
                                       ----------------------------
                                   Name: Nancy S. Goldman
                                         --------------------------
                                   Title: Senior Vice President
                                          -------------------------

LENDERS:                           BANK OF AMERICA, N.A.

                                   By: /s/ Nancy S. Goldman
                                       ----------------------------
                                   Name: Nancy S. Goldman
                                         --------------------------
                                   Title: Senior Vice President
                                          -------------------------


                                   LASALLE BANK, NATIONAL ASSOCIATION

                                   By: /s/ Sara A. Huzinga
                                       ----------------------------
                                   Name: Sara A. Huzinga
                                         --------------------------
                                   Title: Commercial Banking Officer
                                          -------------------------


                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (formerly known as Wachovia Bank, N.A.)

                                   By: /s/ Katherine W. Glista
                                       ----------------------------
                                   Name: Katherine W. Glista
                                         --------------------------
                                   Title: Senior Vice President
                                          -------------------------

                                Schedule 2.1(a)

                                    LENDERS

                              Revolving Commitment                                 Foreign Currency         Foreign Currency
      Lender                       Percentage          Revolving Commitment     Commitment Percentage          Commitment
      ------                       ----------          --------------------     ---------------------          ----------
Bank of America, N.A.             45.454545454%           $25,000,000.00            45.454545454%            $11,363,636.36
LaSalle Bank, National
     Association                  27.272727273%           $15,000,000.00            27.272727273%            $ 6,818,181.82
  Wachovia Bank,
National Association              27.272727273%           $15,000,000.00            27.272727273%            $ 6,818,181.82
                                 --------------           --------------            -------------            --------------
          Total:                 100.000000000%           $55,000,000.00               100.00%               $25,000,000.00


                                 Exhibit 3.4(d)

                                    FORM OF
                            NEW COMMITMENT AGREEMENT

     Reference is made to the Credit Agreement dated as of December 31, 2001 among PRG-Schultz USA, Inc. (formerly The Profit Recovery Grout USA, Inc.) a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation, certain Subsidiaries of the Borrower, the Lenders party thereto and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. All of the defined terms in the Credit Agreement are incorporated herein by reference.

     1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Additional Revolving Commitment, in an aggregate principal amount of up to the amount of set forth below, to make Revolving Loans in accordance with the provisions of Section 2.1(a) and 3.4(d) of the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Revolving Commitment is in addition to any existing Revolving Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement, have a Revolving Commitment equal to such Additional Revolving Commitment and, to the extent of its Revolving Commitment, have the rights and obligations of a Lender thereunder.

     2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

Amount of Additional Revolving Commitment                   $______________

Effective Date of Additional Revolving Commitment            _________,____

The terms set forth above
are hereby agreed to:

[Lender]

By:_________________________

Title:______________________